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Computershare

9062 Old Annapolis Road

Columbia, MD 21045

Annual Statement of Compliance

For each transaction and the applicable Servicing Agreement listed and described on Schedule I hereto, the undersigned, a duly authorized officer of Computershare Trust Company, N.A., in its applicable capacity(ies) as listed on Schedule I ("Computershare"), hereby certifies either (i) as of and for the period of January 1, 2022 through December 31, 2022 (the "Full-Year Reporting Period"), or (ii) as of and for the portion of the Full-Year Reporting Period as set forth under the "Reporting Period" column on Schedule I hereto (the "Partial-Year Reporting Period", together with the Full-Year Reporting Period, the "Reporting Period")[1] in each case, as applicable, as follows:

(a)      A review of Computershare's activities during the Reporting Period and of its performance under the applicable Servicing Agreement has been made under such officer’s supervision; and

(b)     To the best of such officer’s knowledge, based on such review, Computershare has fulfilled all of its obligations under the applicable Servicing Agreement in all material respects throughout the Reporting Period.

February 28, 2023

/s/ Eileen O’Connor

Eileen O'Connor

Senior Vice President

/s/ Patti Spencer

Patti Spencer

Assistant Secretary

[1] On November 1, 2021, Computershare, Computershare Delaware Trust Company and Computershare Limited purchased substantially all the Corporate Trust Services ("CTS") business of Wells Fargo Bank, N.A. ("Wells Fargo"). During the Reporting Period, for certain transactions listed on Schedule I hereto, Wells Fargo transferred its roles, and the duties, rights and liabilities for such roles under the relevant transaction agreements to Computershare (the "2022 Transferred Role(s) Transactions"). Prior to the date of transfer for the 2022 Transferred Role(s) Transactions, Wells Fargo remained in the related role and performed virtually all its obligations through Computershare as its agent. On and after the date of transfer for the 2022 Transferred Role(s) Transactions, Computershare assumed the roles under the related agreements for such transactions. For each transaction listed thereon, Schedule I hereto identifies the Reporting Period for such transaction.

Schedule I:

3650 REIT Commercial Mortgage Securities II LLC

Transaction	Servicing Agreement	Servicing Agreement Date	Computershare Capacity(ies)	Reporting Period
3650R 2022-PF2 Commercial Mortgage Trust Commercial Mortgage Pass- Through Certificates Series	Pooling and Servicing		Certificate Administrator	11/30/2022 -
2022-PF2	Agreement	11/01/2022		12/31/2022

Arbor Private Label Depositor, LLC

Transaction	Servicing Agreement	Servicing Agreement Date	Computershare Capacity(ies)	Reporting Period
Arbor Multifamily Mortgage Securities Trust 2022-MF4 Multifamily Mortgage Pass- Through Certificates Series	Pooling and Servicing		Certificate Administrator	02/14/2022 -
2022-MF4	Agreement	02/01/2022		12/31/2022

Banc of America Merrill Lynch Commercial Mortgage Inc./Banc of America Merrill Lynch Large Loan, Inc.

Transaction	Servicing Agreement	Servicing Agreement Date	Computershare Capacity(ies)	Reporting Period
BANK 2022-BNK42
Commercial Mortgage Pass-	Pooling and		Certificate Administrator
Through Certificates, Series	Servicing			06/09/2022 -
2022-BNK42	Agreement	06/01/2022		12/31/2022

Barclays Commercial Mortgage Securities LLC

Transaction	Servicing Agreement	Servicing Agreement Date	Computershare Capacity(ies)	Reporting Period
BBCMS Mortgage Trust 2021-C12 Commercial Mortgage Pass-Through	Pooling and Servicing Agreement		Certificate Administrator	01/01/2022 – 12/31/2022
Certificates, Series 2021-C12		11/01/2021
SUMIT 2022-BVUE Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2022-	Trust and Servicing Agreement		Certificate Administrator	01/27/2022 – 12/31/2022
BVUE		01/27/2022
BBCMS Mortgage Trust
2022-C14 Commercial	Pooling and		Certificate Administrator
Mortgage Pass-Through	Servicing			02/23/2022 -
Certificates, Series 2022-C14	Agreement	02/01/2022		12/31/2022
COLEM 2022-HLNE
Mortgage Trust Commercial			Certificate Administrator
Mortgage Pass-Through
Certificates, Series 2022-	Trust and Servicing			03/15/2022 -
HLNE	Agreement	03/15/2022		12/31/2022
BBCMS Mortgage Trust 2022-C15 Commercial Mortgage Pass-Through	Pooling and Servicing Agreement		Certificate Administrator	04/13/2022 -
Certificates Series 2022-C15		04/01/2022		12/31/2022
BBCMS Mortgage Trust 2022-C16 Commercial Mortgage Pass-Through	Pooling and Servicing Agreement		Certificate Administrator	06/28/2022 -
Certificates Series 2022-C16		06/01/2022		12/31/2022
BBCMS Mortgage Trust 2022-C17 Commercial Mortgage Pass-Through	Pooling and Servicing Agreement		Certificate Administrator	09/08/2022 – 12/31/2022
Certificates Series 2022-C17		09/01/2022
BBCMS Mortgage Trust 2022-C18 Commercial Mortgage Pass-Through	Pooling and Servicing Agreement		Certificate Administrator	12/14/2022 -
Certificates Series 2022-C18		12/01/2022		12/31/2022

BMO Commercial Mortgage Securities LLC

Transaction	Servicing Agreement	Servicing Agreement Date	Computershare Capacity(ies)	Reporting Period
BMO 2022-C1 Mortgage Trust Commercial Mortgage Pass-Through Certificates,	Pooling and Servicing Agreement		Certificate Administrator	02/28/2022 – 12/31/2022
Series 2022-C1		02/01/2022
BWAY Commercial Mortgage Trust 2022-26BW Commercial Mortgage Pass- Through Certificates, Series	Trust and Servicing Agreement		Certificate Administrator	02/16/2022 – 12/31/2022
2022-26BW		02/06/2022
BMO 2022-C2 Mortgage Trust Commercial Mortgage Pass-Through Certificates,	Pooling and Servicing Agreement		Certificate Administrator	07/12/2022 – 12/31/2022
Series 2022-C2		07/01/2022
BMO 2022-C3 Mortgage	Pooling and Servicing Agreement		Certificate Administrator
Trust Commercial Mortgage
Pass-Through Certificates,				10/07/2022 -
Series 2022-C3		10/01/2022		12/31/2022

Citigroup Commercial Mortgage Securities, Inc.

Transaction	Servicing Agreement	Servicing Agreement Date	Computershare Capacity(ies)	Reporting Period
ILPT Commercial Mortgage			Certificate Administrator
Trust 2022-LPFX
Commercial Mortgage Pass-
Through Certificates, Series	Trust and Servicing			03/17/2022 -
2022-LPFX	Agreement	03/06/2022		12/31/2022
Benchmark 2022-B35			Certificate Administrator
Mortgage Trust Commercial	Pooling and
Mortgage Pass-Through	Servicing			05/12/2022 -
Certificates, Series 2022-B35	Agreement	05/01/2022		12/31/2022
Citigroup Commercial			Certificate Administrator
Mortgage Trust 2022-GC48,
Commercial Mortgage Pass-	Pooling and
Through Certificates, Series	Servicing			06/21/2022 -
2022-GC48	Agreement	06/01/2022		12/31/2022

Credit Suisse Commercial Mortgage Securities Corp./Credit Suisse First Boston Mortgage Securities Corp.

Transaction	Servicing Agreement	Servicing Agreement Date	Computershare Capacity(ies)	Reporting Period
MF1 2021-W10X			Certificate Administrator
Commercial Mortgage Pass-
Through Certificates, Series	Trust and Servicing			01/01/2022 -
2021-W10X	Agreement	12/23/2021		12/31/2022

Deutsche Mortgage & Asset Receiving Corporation

Transaction	Servicing Agreement	Servicing Agreement Date	Computershare Capacity(ies)	Reporting Period
COMM 2022-HC Mortgage Trust Commercial Mortgage Pass-Through Certificates	Trust and Servicing Agreement	01/26/2022	Certificate Administrator	01/26/2022 - 12/31/2022
Benchmark 2022-B34 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2022-B34	Pooling and Servicing Agreement	04/01/2022	Certificate Administrator	04/14/2022 - 12/31/2022

GS Mortgage Securities Corporation II

Transaction	Servicing Agreement	Servicing Agreement Date	Computershare Capacity(ies)	Reporting Period
GS Mortgage Securities			Certificate Administrator
Trust 2021-GSA3
Commercial Mortgage Pass	Pooling and
Through Certificates, Series	Servicing			01/01/2022 -
2021-GSA3	Agreement	12/01/2021		12/31/2022
Benchmark 2022-B33			Certificate Administrator
Mortgage Trust Commercial	Pooling and
Mortgage Pass-Through	Servicing			03/15/2022 -
Certificates, Series 2022-B33	Agreement	03/01/2022		12/31/2022

J.P. Morgan Chase Commercial Mortgage Securities Corp.

Transaction	Servicing Agreement	Servicing Agreement Date	Computershare Capacity(ies)	Reporting Period
J.P. Morgan Chase Commercial Mortgage Securities Trust 2022-OPO Commercial Mortgage Pass- Through Certificates, Series 2022-OPO	Trust and Servicing Agreement	01/26/2022	Certificate Administrator	01/26/2022 - 12/31/2022
Benchmark 2022-B32 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2022-B32	Pooling and Servicing Agreement	02/01/2022	Certificate Administrator	02/16/2022 - 12/31/2022
Benchmark 2022-B36 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2022-B36	Pooling and Servicing Agreement	08/01/2022	Certificate Administrator	08/23/2022 - 12/31/2022

Morgan Stanley Capital I Inc.

Transaction	Servicing Agreement	Servicing Agreement Date	Computershare Capacity(ies)	Reporting Period
Morgan Stanley Capital I Trust 2021-PLZA Commercial Mortgage Pass- Through Certificates, Series	Trust and Servicing Agreement		Certificate Administrator	07/01/2022 -
2021-PLZA		11/01/2021		12/31/2022
Morgan Stanley Capital I			Certificate Administrator
Trust 2022-L8 Commercial	Pooling and
Mortgage Pass-Through	Servicing			04/07/2022 -
Certificates, Series 2022-L8	Agreement	04/01/2022		12/31/2022
BANK 2022-BNK41 Commercial Mortgage Pass- Through Certificates, Series	Pooling and Servicing Agreement		Certificate Administrator	05/05/2022 – 12/31/2022
2022-BNK41		05/01/2022
BANK 2022-BNK44			Certificate Administrator
Commercial Mortgage Pass-	Pooling and
Through Certificates, Series	Servicing			11/22/2022 -
2022-BNK44	Agreement	11/01/2022		12/31/2022

Wells Fargo Commercial Mortgage Securities, Inc.

Transaction	Servicing Agreement	Servicing Agreement Date	Computershare Capacity(ies)	Reporting Period
BXP Trust 2021-601L Commercial Mortgage Pass- Through Certificates, Series	Trust and Servicing Agreement		Certificate Administrator	01/01/2022 – 12/31/2022
2021-601L		12/29/2021
Wells Fargo Commercial			Certificate Administrator
Mortgage Trust 2022-JS2
Commercial Mortgage Pass-
Through Certificates, Series	Trust and Servicing			01/27/2022 -
2022-JS2	Agreement	01/27/2022		12/31/2022
Wells Fargo Commercial Mortgage Trust 2022-C62 Commercial Mortgage Pass- Through Certificates, Series	Pooling and Servicing Agreement		Certificate Administrator	04/18/2022 – 12/31/2022
2022-C62		04/01/2022
BANK 2022-BNK43			Certificate Administrator
Commercial Mortgage Pass-	Pooling and
Through Certificates, Series	Servicing			08/25/2022 -
2022-BNK43	Agreement	08/01/2022		12/31/2022

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